JPMORGAN TAX FREE INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/06/04	California State Economic Recovery
		Bonds Series A, 5.25%, 07/01/14

Shares            Price         Amount
3,500,000 	  $109.02  	$3,815,805

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.50       N/A 	  0.05%	          0.14%

Broker
Lehmans Brothers, Inc.

Underwriters of California State Economic Recovery
		Bonds, Series A, 5.25%, 07/01/14


Underwriters*     	                 Principal Amount
                                         ---------------
Total					   6,921,515,000
				         ===============
*Principal amount of underwriters were not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/06/04	California State Economic Recovery
		Bonds Series A, 5.00%, 07/01/15

Shares            Price         Amount
20,000,000 	  $105.87  	$21,173,400

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.50       N/A 	  0.29%	          0.87%

Broker
Lehmans Brothers, Inc.

Underwriters of California State Economic Recovery
		Bonds, Series A, 5.00%, 07/01/15


Underwriters*     	                 Principal Amount
                                         ---------------
Total					   6,921,515,000
				         ===============
*Principal amount of underwriters were not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/21/04	New York City Municipal Water
		Finance Authority

Shares            Price         Amount
125,000		  $98.85  	$123,568

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.50       N/A 	  0.08%	          21.67%

Broker
M.R. Beal & Co.

Underwriters of New York City Municipal Water
Finance Authority

Underwriters*     	                 Principal Amount
                                         ---------------
Total					   150,000,000
				         ===============
*Principal amount of underwriters were not available at time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/21/04	New York City Municipal Water
		Finance Authority

Shares            Price         Amount
3,000,000	  $98.85  	$2,965,620

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.50       N/A 	  2.00%	          21.67%

Broker
First Albany Corp.

Underwriters of New York City Municipal Water
Finance Authority

Underwriters*     	                 Principal Amount
                                         ---------------
Total					   150,000,000
				         ===============
*Principal amount of underwriters were not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/21/04	New York City Municipal Water
		Finance Authority

Shares            Price         Amount
125,000		  $98.85  	$123,568

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.50       N/A 	  0.08%	          21.67%

Broker
BA Securities, Inc.

Underwriters of New York City Municipal Water
Finance Authority

Underwriters*     	                 Principal Amount
                                         ---------------
Total					   150,000,000
				         ===============
*Principal amount of underwriters were not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/21/04	New York City Municipal Water
		Finance Authority

Shares            Price         Amount
500,000		  $98.85  	$494,270

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.50       N/A 	  0.33%	          21.67%

Broker
Bear Stearns Securities

Underwriters of New York City Municipal Water
Finance Authority

Underwriters*     	                 Principal Amount
                                         ---------------
Total					   150,000,000
				         ===============
*Principal amount of underwriters were not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/21/04	New York City Municipal Water
		Finance Authority

Shares            Price         Amount
12,500,000	  $98.85  	$12,356,750

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.50       N/A 	  8.33%	          21.67%

Siebert, Brandford, Shank

Underwriters of New York City Municipal Water
Finance Authority

Underwriters*     	                 Principal Amount
                                         ---------------
Total					   150,000,000
				         ===============
*Principal amount of underwriters were not available at time of filing.